Dreyfus
Massachusetts
Municipal Money
Market Fund

SEMIANNUAL REPORT July 31, 1999

(reg.tm)







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund
                                               Dreyfus  Massachusetts Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the six-month period from February 1, 1999 through July 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro McGovern.

Yields on tax-exempt money market securities generally rose over the reporting period. This was due to signs of robust U.S. economic growth that became evident early in 1999, fueling fears that inflationary pressures might re-emerge in an overheated economy. In response to inflation concerns, the Federal Reserve raised short-term interest rates by one-quarter of a percentage point on June 30, effectively reversing a portion of last fall's rate cuts.

However, tax-exempt money market yields generally did not rise as much as taxable money market yields because short-term tax-exempt securities were influenced by unique supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet, investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields during the reporting period relative to most sectors of the taxable money markets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Massachusetts Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
August 13, 1999






DISCUSSION OF FUND PERFORMANCE

Jill Shaffro McGovern, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended July 31, 1999, the fund produced an annualized yield of 2.42% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.44%.(1) The fund provided a total return (not annualized) of 1.20% (2) compared to the Lipper Massachusetts Tax-Exempt Money Market Fund category average total return (not annualized) of 1.21% for the same period.(3)

What is the fund's investment approach?

Our goal is to seek a high level of federal and Massachusetts tax-exempt income while maintaining a stable $1.00 share price. We also attempt to be especially
vigilant    in    our    efforts    to    preserve    capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from Massachusetts issuers. Second, we actively manage the fund' s average maturity in anticipation of interest rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect supply to increase temporarily when many municipalities issue short-term debt at once, we may reduce the fund's average maturity to make cash available for the purchase of higher-yielding securities. That' s because yields tend to rise if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends.

                                                             The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected.

This positive economic news raised concerns among fixed-income investors that inflation pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates on June 30, effectively offsetting a portion of last fall's decrease. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term tax-exempt yields rose during the second quarter.

However, tax-exempt money market yields did not rise as much as comparable taxable yields. That's primarily because Massachusetts -- and many other states -- have enjoyed higher tax revenues during this period of economic prosperity

What is the fund's current strategy?

During most of the reporting period, we focused on very high-quality, liquid money market instruments from a wide array of Massachusetts issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer-term municipal bonds. With a put feature attached to each VRDN, of either one or seven days, we believe that VRDNs afford a high degree of liquidity as well as high quality to the portfolio. In addition, we purchased securities from non-rated Massachusetts issuers, such as school districts, that were deemed
equivalent    to   the   highest   ratings   by   Dreyfus   credit   analysts.




When it became clear in the second quarter of 1999 that the Federal Reserve Board was likely to raise short-term interest rates, tax-exempt yields on municipal notes rose relatively sharply. We took advantage of this temporary period of market weakness to lock in the attractive rates offered by securities in the one-year maturity range. By taking advantage of these attractive values, we effectively increased the fund's average maturity to 76 days as of July 31,
which    is    at    the    long    end    of    our    range.

Since that time, we have allowed the fund' s average maturity to decline gradually, replacing maturing one-year notes with shorter-term securities. This strategy is designed to retain the flexibility we need to capture competitive yields while maintaining the flexibility to respond quickly to changing market conditions.

August 13, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund



STATEMENT OF INVESTMENTS

July 31, 1999 (Unaudited)

                                                                                           Principal
TAX EXEMPT INVESTMENTS--96.5%                                                              Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
City of Boston Water and Sewer Commission, Revenue, VRDN

    3.15%, Series A (LOC; State Street Bank and Trust Co.)                                 2,750,000  (a)               2,750,000

Town of Attleboro, BAN:

   3.25%, 12/22/1999                                                                      4,954,000                    4,958,527

   3.50%, 1/14/2000                                                                       2,080,000                    2,084,003

Town of Easton, BAN 3.25%, 8/12/1999                                                      1,105,000                    1,105,111

Town of Everett, BAN 3.25%, 12/17/1999                                                    4,000,000                    4,004,238

Town of Foxborough, BAN 3.50%, 6/21/2000                                                  4,495,000                    4,507,758

Town of Mansfield, BAN 3.25%, 10/28/1999                                                  3,000,000                    3,002,463

Town of Masconomet Regional School District, BAN

   3.50%, 6/2/2000                                                                        1,122,000                    1,122,233

Massachusetts Bay Transportation Authority,
   Massachusetts General Transportation System
   4.50%,  Series C, 3/1/2000                                                             2,000,000                    2,014,980

Massachusetts Development Finance Agency, VRDN:

  Environmental Improvement Revenue

      (Mead Corp. Project) 3.45%, Series A
      (LOC; Bank Austria)                                                                 3,500,000  (a)               3,500,000

   Revenue

      (Lasell Village) 2.90%, Series C (LOC; Fleet Bank)                                  2,000,000  (a)               2,000,000

Massachusetts Health and Education Facilities Authority,
   Revenue:

      CP (Boston University) 3%, Series H, 8/25/1999
         (LOC; Landesbank Hessen)                                                         9,000,000                    9,000,000

      Refunding (Baystate Medical Center)
         4.375%, Series D, 7/1/2000 (Insured; FGIC)                                       2,000,000                    2,014,666

      (University of Massachusetts)
         4%, Series A, 7/1/2000 (Insured; AMBAC)                                          1,225,000                    1,229,913

   VRDN:

      (Capital Asset Program):

         2.85%, Series A (LOC; First National Bank
            of Chicago)                                                                   8,250,000  (a)               8,250,000

         3.40%, Series B (Insured; MBIA and Liquidity
            Facility; Credit Suisse)                                                      6,450,000  (a)               6,450,000

         3.40%, Series C (Insured; MBIA and Liquidity
            Facility; Credit Suisse)                                                      4,200,000  (a)               4,200,000

         3.40%, Series D (Insured; MBIA and Liquidity
            Facility; Credit Suisse)                                                      5,000,000  (a)               5,000,000

      (Hallmark Health Systems) 3.05%, Series B
         (Insured; FSA and Liquidity Facility; Fleet Bank)                                5,800,000  (a)               5,800,000




                                                  Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                          Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Education Facilities Authority, (continued)
  VRDN (continued):
    (Partners Healthcare) 3.05%, Series P-1

         (Insured; FSA and Liquidity Facility: Bayerische
         Landesbank and Morgan Guaranty
         Trust Co.)                                                                       8,000,000  (a)               8,000,000

Massachusetts Industrial Finance Agency, VRDN:

  Industrial Revenue

      (Cambridge Isotope Labs Inc.) 3.35%
      (LOC; Fleet Bank)                                                                   3,485,000  (a)               3,485,000

   PCR (Holyoke Water Power Co. Project)

      2.95% (LOC; Union Bank of Switzerland)                                              3,800,000  (a)               3,800,000

   Revenue:

      (Heritage at Dartmouth) 3.15%
         (LOC; Bank of Boston Corp.)                                                      1,825,000  (a)               1,825,000

      (Newbury College) 3.10%
         (LOC; Bank of Boston Corp.)                                                      4,310,000  (a)               4,310,000

Massachusetts Municipal Wholesale Electric Company,
   Power Supply Systems Revenue:

      CP 3.15%, Series C,  8/9/1999 (LOC; Fleet Bank)                                     5,705,000                    5,705,000

      VRDN 3.05%, Series C (Insured; MBIA and Liquidity
         Facility; Credit Suisse)                                                         7,465,000  (a)               7,465,000

Massachusetts Water Resource Authority:

   CP 3.15%, 10/13/1999 (LOC; Morgan Guaranty
      Trust Co.)                                                                          5,000,000                    5,000,000

   Revenue 4.50%, Series A, 8/1/1999 (Insured; FSA)                                       1,375,000                    1,375,000

      Multi-Modal, VRDN:

         3%, Series B (LOC; Landesbank Hessen)                                            7,000,000  (a)               7,000,000

         3.05%, Series B (Insured; AMBAC and Liquidity
            Facility; Bank of Nova Scotia)                                               11,100,000  (a)              11,100,000

      Refunding 3.05%, Series D

         (Insured; FGIC and Liquidity Facility; FGIC)                                    10,000,000  (a)              10,000,000

North Andover, BAN 3.50%, 9/23/1999                                                       2,375,000                    2,376,012

Northhampton, BAN 4%, 6/29/2000                                                           4,000,000                    4,016,850

Town of Pittsfield, BAN:

   4%, 7/12/2000                                                                          4,500,000                    4,504,100

   4.20%, 7/12/2000                                                                       6,000,000                    6,010,932

Town of Plainville, BAN 3.25%, 12/16/1999                                                 6,700,000                    6,707,710

Town of Plymouth, BAN 3.25%, 10/21/1999                                                   2,525,000                    2,526,847

Town of Taunton, BAN 4.25%, 5/1/1999                                                      2,090,000                    2,106,795

Town of Westfield, BAN 3.75%, 10/22/1999                                                  2,500,000                    2,503,814

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                           Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Town of Worcester, BAN:

   3.25%, 8/26/1999                                                                       3,000,000                    3,000,302

   3.50%, 8/26/1999                                                                       5,000,000                    5,001,020

Town of Worcester, Municipal Purpose Loan, GO Notes

   5%, 8/1/1999                                                                           1,000,000                    1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $181,813,274)                                                                        96.5%                  181,813,274

CASH AND RECEIVABLES (NET)                                                                     3.5%                    6,621,976

NET ASSETS                                                                                   100.0%                  188,435,250




Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LOC           Letter of Credit

                 Corporation                                           MBIA          Municipal Bond Investors

BAN            Bond Anticipation Notes                                                 Assurance Insurance

CP             Commercial Paper                                                        Corporation

FGIC           Financial Guaranty Insurance Company                    PCR           Pollution Control Revenue

FSA            Financial Security Assurance                            VRDN          Variable Rate Demand Notes

GO             General Obligation
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's             or          Standard & Poor's                        Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                                 VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                              65.1

AAA/AA(b)                              Aaa/Aa(b)                       AAA/AA(b)                                      5.4

Not Rated(c)                           Not Rated(c)                    Not Rated(c)                                  29.5

                                                                                                                    100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST--SUBJECT TO PERIODIC
     CHANGES.
(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.
(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999 (Unaudited)

                                                                                                    Cost                   Value
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of

Investments                                                                                   181,813,274               181,813,274

Cash                                                                                                                      5,419,079

Interest receivable                                                                                                       1,304,737

Prepaid expenses                                                                                                             23,015

                                                                                                                        188,560,105
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                               73,998

Accrued expenses                                                                                                            50,857

                                                                                                                           124,855
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                         188,435,250
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                        188,470,141

Accumulated net realized gain (loss) on investments                                                                        (34,891)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                         188,435,250
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
188,485,037

NET ASSET VALUE, offering and redemption price per share ($)                                                                 1.00

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended July 31, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):


INTEREST INCOME                                                                                                         2,870,371

EXPENSES:

Management fee--Note 2(a)                                                                                                 472,686

Shareholder servicing costs--Note 2(b)                                                                                     70,211

Professional fees                                                                                                          19,980

Custodian fees                                                                                                             11,600

Registration fees                                                                                                           8,447

Prospectus and shareholders' reports                                                                                        4,631

Trustees' fees and expenses--Note 2(c)                                                                                      2,174

Miscellaneous                                                                                                               4,116

TOTAL EXPENSES                                                                                                            593,845

INVESTMENT INCOME--NET                                                                                                  2,276,526
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                                                                      (29)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    2,276,497

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six Months Ended
                                                                                       July 31, 1999              Year Ended
                                                                                          (Unaudited)       January 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):


Investment income--net                                                                      2,276,526              5,417,443

Net realized gain (loss) on investments                                                          (29)                   (398)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                                                2,276,497               5,417,045
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                                     (2,276,526)             (5,417,443)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                             202,623,246              427,639,049

Dividends reinvested                                                                        1,401,990                3,305,496

Cost of shares redeemed                                                                  (220,873,672)            (405,323,494)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                                                       (16,848,436)              25,621,051

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   (16,848,465)              25,620,653
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                       205,283,715              179,663,062

END OF PERIOD                                                                             188,435,250              205,283,715

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


------------------------------------------------------------------------------------------------------------------------------------

                                                 Six Months Ended
                                                    July 31, 1999                          Year Ended January 31,
                                                                           ---------------------------------------------------------
                                                      (Unaudited)        1999      1998        1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,


   beginning of period                                     1.00         1.00         1.00        1.00          1.00          1.00

Investment Operations:

Investment income--net                                      .012         .028         .030         .028         .033          .027

Distributions:

Dividends from investment

   income--net                                            (.012)        (.028)        (.030)      (.028)        (.033)       (.027)

Net asset value, end of period                            1.00          1.00          1.00        1.00          1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          2.42(a)       2.79          3.01        2.86          3.34         2.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                             .63(a)        .64           .63          .60           .46          .28

Ratio of net investment income

   to average net assets                                 2.41(a)       2.75          2.97          2.82         3.28         2.73

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                             --            --           .01           .06          .19          .46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        188,435       205,284       179,663       191,996      155,055      150,811

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Massachusetts  Municipal  Money  Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fun received net earnings credits of $3,321 during the period ended July 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $34,800 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1999. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, $200 expires in fiscal 2005, $2,700 expires in fiscal 2006 and $400 expires in fiscal 2007.

At July 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 1999, the fund was charged $42,044 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended July 31, 1999, the fund was charged $17,020 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.





                                                             The Fund



                                                           For More Information

                        Dreyfus
                        Massachusetts
                        Municipal Money
                        Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        90 Washington Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

                        To obtain information:

                        BY TELEPHONE
                        Call 1-800-645-6561

                        BY MAIL  Write to:
                        The Dreyfus Family of Funds
                        144 Glenn Curtiss Boulevard
                        Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  639SA997